UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2026

RALLYBIO CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40693	85-1083789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box No. 325
East Berlin, Connecticut	06023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 203 859-3820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RLYB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Rallybio Corporation (the “Company”) announced today that, subject to the satisfaction or waiver of any outstanding closing conditions, it anticipates the transactions contemplated by the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of May 31, 2026, by and among the Company, Avenzo Therapeutics, Inc. and Farmington Merger Sub, Inc., will close following the close of trading on November 20, 2026. The Company received approval from the Listing Qualifications department of The Nasdaq Stock Market to list its common stock on the Nasdaq Capital Market in connection with the Merger.

The Company also announced updates about its previously announced special cash distribution of $13.90 per share (the “Cash Distribution”). The Cash Distribution will continue to be payable in cash to stockholders and pre-funded warrant holders of record as of November 5, 2026 (the “Distribution Record Date”), subject to the Nasdaq due bill procedures described below, then based on their holdings as of the Distribution Record Date and during the Due Bill Period (as defined below). The actual distribution of the amount of the Cash Distribution will be deposited with the Company’s transfer agent on November 19, 2026 and the Company’s transfer agent is expected to commence distribution of the Cash Distribution on November 30, 2026 (the “Distribution Payment Date”) to stockholders and pre-funded warrant holders as of the Distribution Record Date and during the Due Bill Period, with payments expected to be received by such stockholders and warrant holders within a few days following the Distribution Payment Date.

As previously described, because the Cash Distribution per share exceeds 25% of the Company’s stock price on the declaration date, Nasdaq has advised the Company that its common stock will trade with due bills from the Distribution Record Date through the closing of trading on November 20, 2026 (the “Due Bill Period”), which is the last day of trading before the November 23, 2026 expected ex-dividend date for the Cash Distribution. Due bills obligate sellers of the Company’s common stock to deliver the Cash Distribution to the buyer of such common stock during the Due Bill Period. This means that persons who purchase the Company’s common stock during the Due Bill Period (even if the trade will settle after the Due Bill Period) are entitled to receive the Cash Distribution, and persons who sell the stock during the Due Bill Period (even if the trade will settle after the Due Bill Period) are not entitled to the Cash Distribution. Accordingly, if an investor wishes to receive the Cash Distribution, the investor will need to hold the securities through and including the closing of trading on November 20, 2026. The due bill obligations are settled customarily between the brokers representing the buyers and sellers of the stock. Buyers and sellers of the Company’s common stock should consult with their broker before trading to ensure they understand the effect of Nasdaq’s due bill procedures. The Company has no obligations for either the amount of the due bill or the processing of the due bill. The timing and amount of the Cash Distribution will not be impacted by the reverse stock split of the Company’s outstanding shares of common stock that was previously announced by the Company and expected to take effect at 4:01 p.m. Eastern Time on November 20, 2026.

In addition, the distribution of contingent value rights to holders of record of the Company’s common stock, pre-funded warrants, restricted stock units and In the Money Parent Options (as defined in the Merger Agreement) as of the Distribution Record Date is expected to occur on November 23, 2026, one business day following the closing of the transactions contemplated by the Merger Agreement.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the implementation and expected timing of the reverse stock split; the expected distribution of the Cash Distribution; the expected commencement of trading on a split-adjusted basis; the anticipated completion and timing of the Merger; the procedures for the Due Bill Period; and Avenzo’s and the Company’s plans to develop and commercialize therapies and the potential of their product candidates. The words “may,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “forecasts,” “estimates,” “will,” “potential” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These statements are based on management’s current expectations, estimates, beliefs and assumptions and are subject to risks and uncertainties that could cause actual results or the timing of events to differ materially from those expressed or implied.

These risks and uncertainties include, among others, the risk that the Merger will be delayed or will not be completed because closing conditions are not satisfied or waived, including conditions related to Nasdaq listing approvals; the occurrence of events or circumstances that could give rise to termination of the Merger Agreement; delays in implementing the reverse stock split or commencing split-adjusted trading; the risk that the reverse stock split will not result in a sustained increase in the trading price of the common stock or ensure compliance with Nasdaq listing requirements; risks associated with the development and commercialization of product candidates;

and the other risks described under “Risk Factors” in the Proxy Statement/Prospectus, the Company’s most recent Annual Report on Form 10-K and its subsequent filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements. These statements speak only as of the date of the communication in which they appear, and the Company undertakes no obligation to update or revise any forward-looking statement, except as required by law. All forward-looking statements are expressly qualified in their entirety by this cautionary statement.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith do not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALLYBIO CORPORATION

Date: November 12, 2026	By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber Chief Financial Officer